UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2011

Commission File Number:  00025940

Glowpoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0312442
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 Mountain Avenue, Suite 301, Murray Hill, New Jersey 07974
(Address of principal executive offices)

973-855-3411
(Registrant's telephone number)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 6, 2011, the Board of Directors of Glowpoint, Inc. (the “Company”) amended and restated the Company’s by-laws, effective immediately, (a) to provide that (i) the Company may issue uncertificated shares evidenced by a book-entry system maintained by the registrar of the stock and (ii) each stockholder of record entitled to vote at any annual or special meeting of the stockholders shall receive written notice at least ten (10) days in advance of such annual or special meeting, and (b) to incorporate the amendment to the Company’s by-laws filed on Form 8-K with the Securities and Exchange Commission by the Company on January 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2011	GLOWPOINT, INC. /s/ John R. McGovern
John R. McGovern Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended and Restated By-Laws.